ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is made as of September 22, 2010, by and among The Cougar Group (the “Sales Agent”), Global Investors Services, Inc. (the “Company”) and the Law Offices of Stephen M. Fleming PLLC, with an address at 49 Front Street, Suite 206, Rockville Centre, NY 11570 (the “Escrow Agent”).

WITNESSETH:

WHEREAS, the Company and the Sales Agent entered into the Sales Agency Agreement dated September 22, 2010 (“SA Agreement”) whereby the Company agreed to retain the services of the Sales Agent and the Sales Agent obtained the exclusive right to sell the Company’s product line by the terms and within the territories specified by the SA Agreement; and

WHEREAS, the Company and Sales Agent have requested that the Escrow Agent hold the stock certificates (the “Certificates”) representing an aggregate of 120,000,000 shares of the Company in escrow upon the terms set forth herein (the “Shares”);

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

TERMS OF THE ESCROW

1.1          The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the Certificates.

1.2          The Company shall deliver a Release Notice, attached hereto as Exhibit A, directing the Escrow Agent to release the number of Shares represented by the Certificates it shall release to the Sales Agent or return such Certificates to the Company for cancellation based on the agreed upon terms of the SA Agreement.  The Release Notice shall be signed in writing by the Chief Executive Officer of the Company and delivered to the Escrow Agent by facsimile.

ARTICLE II

MISCELLANEOUS

2.1          No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof or of any other covenant or provision herein contained.  No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

2.2           Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto (and on the first page in the case of the Escrow Agent) prior to 5:30 p.m. (Eastern Time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto (or the first page of this agreement in the case of the Escrow Agent) on a day that is not a Business Day or later than 5:30 p.m. (Eastern Time) on any business Day, (c) the 2nd business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  As used herein, “Business Day” shall mean any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed. The address for such notices and communications shall be as set forth above in the case of the Escrow Agent and on the signature pages attached hereto, in the case of the Sales Agent and the Company, until changed by notice given in accordance with this Section.

2.3           This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

2.4           This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.  This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

2.5           Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine.  This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all parties had prepared the same.  Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

2.6           The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York.  Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City.

2.7           The Escrow Agent’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Sales Agent, the Company and the Escrow Agent.

2.8           The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent’s attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.

2.9           The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

2.10           The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud and willful misconduct.

2.11           The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent’s duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation; provided that the costs of such compensation shall be borne by the Escrow Agent.

2.12           The Escrow Agent’s responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Company and the Sales Agent.  In the event of any such resignation, the Sales Agent and the Company shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any escrow funds held by the Escrow Agent.

2.13           If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

2.14           It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents (if any) or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent’s sole discretion (1) to retain in the Escrow Agent’s possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefore.

2.15           The Sales Agent and the Company agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

2.16           The Escrow Agent shall be permitted to act as counsel for one or more parties hereto in any transaction and/or dispute including any dispute between any of the parties, whether or not the Escrow Agent is then holding the escrow funds held by the Escrow Agent hereunder.

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IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of date first written above.

SALES AGENT:

THE COUGAR GROUP

By:/s/ David C. Fender
Name: David C. Fender
Title: Chief Executive Officer

COMPANY:

GLOBAL INVESTORS SERVICES, INC.

By: /s/Nicholas Maturo 9/23/10
Name: Nicholas Maturo
Title: Chief Executive Officer

ESCROW AGENT:

LAW OFFICES OF STEPHEN M. FLEMING PLLC

By:/s/ Stephen M. Fleming 9/23/10
Name: Stephen M. Fleming
Title: Escrow Agent

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EXHIBIT A
RELEASE NOTICE

The UNDERSIGNED, pursuant to the Escrow Agreement, dated as of September __, 2010, among the undersigned and the Law Offices of Stephen M. Fleming PLLC, as Escrow Agent (the “Escrow Agreement”; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby notifies the Escrow Agent that each of the Closing Conditions have been satisfied or waived.

The undersigned Company hereby authorizes and directs the Escrow Agent to release (or return to the Company) the Certificates as follows:

No. of Shares	Certificate No.	Delivery Instructions

IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this XXth day of September, 2010.

GLOBAL INVESTORS SERVICES, INC.

By:
Name: Nicholas Maturo
Title: Chief Executive Officer